                                                                    EXHIBIT 10.3

                         DONNA KARAN INTERNATIONAL INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               Table of Contents
                               -----------------

                                                                                 Page
                                                                                 ----

I.              PURPOSES OF THE PLAN.............................................   1
                --------------------

II.             DEFINITIONS......................................................   1
                -----------

III.            EFFECTIVE DATE...................................................   2
                --------------

IV.             ADMINISTRATION...................................................   3
                --------------
                A.    Duties of the Committee....................................   3
                      -----------------------
                B.    Advisors...................................................   3
                      --------
                C.    Determinations.............................................   3
                      --------------
                D.    Disinterested or Non-Employee Directors....................   3
                      ---------------------------------------

V.              SHARES; ADJUSTMENT UPON CERTAIN EVENTS...........................   3
                --------------------------------------
                A.    Shares to be Delivered; Fractional Shares..................   3
                      -----------------------------------------
                B.    Number of Shares...........................................   3
                      ----------------
                C.    Adjustments; Recapitalization, etc.........................   4
                      ----------------------------------

VI.             AWARDS AND TERMS OF OPTIONS......................................   5
                ---------------------------
                A.    Grant......................................................   5
                      -----
                B.    Date of Grant..............................................   5
                      -------------
                C.    Option Agreement...........................................   6
                      ----------------
                D.    Option Terms...............................................   6
                      ------------
                E.    Expiration.................................................   6
                      -----------
                F.    Acceleration of Exercisability.............................   6
                      ------------------------------

VII.            EFFECT OF TERMINATION OF DIRECTORSHIP............................   7
                -------------------------------------
                A.     Death, Disability or Otherwise Ceasing to be a Director...   7
                       -------------------------------------------------------
                B.     Cancellation of Options...................................   7
                       -----------------------

VIII.           NONTRANSFERABILITY OF OPTIONS....................................   7
                -----------------------------

IX.             RIGHTS AS A STOCKHOLDER..........................................   8
                -----------------------

X.              TERMINATION, AMENDMENT AND MODIFICATION..........................   8
                ---------------------------------------

XI.             USE OF PROCEEDS..................................................   9
                ---------------

XII.            GENERAL PROVISIONS...............................................   9
                ------------------
                A.    Right to Terminate Directorship............................   9
                      -------------------------------
                B.    Trusts, etc................................................   9
                      ------------

                                                                                  Page
                                                                                  ----
          C.    Notices..........................................................   9
                -------
          D.    Severability of Provisions.......................................  10
                --------------------------
          E.    Payment to Minors, Etc...........................................  10
                ----------------------
          F.    Headings and Captions............................................  10
                ---------------------
          G.    Controlling Law..................................................  10
                ---------------
          H.    Section 16(b) of the Act.........................................  10
                ------------------------

XIII.     ISSUANCE OF STOCK CERTIFICATES;
          LEGENDS; PAYMENT OF EXPENSES...........................................  10
          ----------------------------
          A.    Stock Certificates...............................................  10
                ------------------
          B.    Legends..........................................................  10
                -------
          C.    Payment of Expenses..............................................  10
                -------------------

XIV.      LISTING OF SHARES AND RELATED MATTERS..................................  11
          -------------------------------------

XV.       WITHHOLDING TAXES......................................................  11
          -----------------

Form of Option Agreement                                           Exhibit A

                         DONNA KARAN INTERNATIONAL INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


I.   PURPOSES OF THE PLAN
     --------------------

          The purposes of this 1996 Non-Employee Director Stock Option Plan (the "Plan") are to enable the Donna Karan International Inc. (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein).

II.  DEFINITIONS
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B. "Board" means the Board of Directors of the Company.

          C. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

          D. "Committee" means the Board or a duly appointed committee of the Board to which the Board has delegated its power and functions hereunder.

          E. "Common Stock" means the common stock of the Company, par value $.01 per share, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

          F. "Company" means the Donna Karan International Inc., a Delaware corporation, and any successor thereto.

          G. "Disability" shall mean a total and permanent disability, as defined in Section 22(e)(3) of the Code.

          H. "Eligible Director" means a director of the Company who is not an active employee of the Company or any Related Person and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company (or any Related Person) entitled to vote generally in the election of directors or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities Act) with any such entity. Notwithstanding the foregoing, during the calendar year 1996, Stephan Weiss, Donna Karan, Frank R. Mori and Tomio Taki shall not be considered Eligible Directors and may not be granted any Options under the Plan for calendar year 1996.

          I. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

          J. "Option" means the right to purchase the number of Shares granted in the Option agreement at a prescribed purchase price on the terms specified in the Plan.

          K. "Participant" means an Eligible Director who is granted an Option under the Plan, which Option has not expired.

          L. "Related Person" means, other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; (b) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more by the Company or one of its subsidiaries (whether by ownership of stock, assets or an equivalent ownership interest); (c) any corporation that is defined as a parent corporation in Section 424(e) of the Code; or (d) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which controls 50% or more of the Company (whether by ownership of stock, assets or an equivalent ownership interest).

          M. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          N.  "Share" means a share of Common Stock.

          O. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director (whether a non-employee director or employee director) of the Company.

III. EFFECTIVE DATE
     --------------

          The Plan shall become effective as of [________________] (the "Effective Date"). Grants of Options under the Plan will be made after the Effective Date of the Plan pursuant to Article VI(B) of this Plan.

IV.  ADMINISTRATION
     --------------

          A.  Duties of the Committee.  The Plan shall be administered by the
              -----------------------
Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          B.  Advisors.  The Committee may employ such legal counsel,
              --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.  Determinations.  Each determination, interpretation or other
              --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

          D.  Disinterested or Non-Employee Directors.  Notwithstanding anything
              ---------------------------------------
herein to the contrary and solely to the extent required under Section 16(b) of the Act, the Committee may not take any action which would cause any Eligible Director to cease to be a "disinterested person" or "non-employee director" for purposes of Rule 16b-3 promulgated under the Act, as then in effect or any successor provisions ("Rule 16b-3"), with regard to any stock option or other equity plan of the Company.

V.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS
     --------------------------------------

          A.  Shares to be Delivered; Fractional Shares.  Shares to be issued
              -----------------------------------------
under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.

          B.  Number of Shares.  Subject to adjustment as provided in this
              ----------------
Article V, the maximum aggregate number of Shares authorized for issuance under the Plan shall be 100,000. Where an Option is for any reason cancelled, or expires or terminates unexercised, the Shares covered by such Option shall again be available for the grant of Options, within the limits provided by the preceding sentence.

          C.  Adjustments; Recapitalization, etc.  The existence of this Plan
              -----------------------------------
and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Article V(C) shall govern outstanding Options:

          1. The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever the Company shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under such Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock which he or she would have owned after such sub-division, recapitalization, consolidation or dividend if immediately prior thereto he had been the holder of record of the number of Shares as to which such Option was then exercisable.

          2. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option in lieu of the number of Shares as to which such Option shall then be exercisable, but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock or other property to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          3. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each Participant at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, each Participant shall have the right to exercise in full effective as of such consummation all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and if and when appropriate new notice shall be given as aforesaid. Notwithstanding the foregoing and solely to the extent required by Section 16(b) of the Act, the Options held by persons subject to Section 16(b) of the Act that would not have vested under the Plan except pursuant to Article VI(F) prior to the effective date of such merger, consolidation, liquidation or dissolution shall not expire on such date but shall expire thirty (30) days after they would have otherwise vested under the Plan and shall after the effective date of such merger, consolidation, liquidation or dissolution represent only the right to receive the number and kind of shares of capital stock or other property to which the Participant would have been entitled if immediately prior to the effective date of such merger, consolidation, liquidation or dissolution the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          4. If as a result of any adjustment made pursuant to the preceding paragraphs of this Article V(C), any Participant shall become entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Article V(C).

          5. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per Share.


VI.  AWARDS AND TERMS OF OPTIONS
     ---------------------------

          A.  Grant.  Upon the date of the approval of the Plan by the Board
              -----
(the "Initial Grant Date"), each Eligible Director shall be automatically granted an Option to purchase [_________] Shares, subject to the terms of the Plan. Any Eligible Director who is first elected to the Board after the Initial Grant Date shall automatically be granted, on the date of such election, an Option to purchase [_________] Shares, subject to the terms of the Plan.
Without further action by the Board or the stockholders (except as provided in Article X) of the Company, each year, other than with respect to the year in which an Eligible Director receives the initial grant of an Option, as of the first day of the month following the annual meeting of the shareholders of the Company (each such date, an "Annual Date of Grant"), each Eligible Director shall be automatically granted an Option to purchase [_________] Shares, subject to the terms of the Plan, provided that no such Option shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

          B.  Date of Grant.  If a grant of Options is to be made on a day on
              -------------
which the principal national exchange or automated quotation system sponsored by the National Association of Securities Dealers with respect to which Shares are traded is not open for trading, the grant shall be made on the first day thereafter on which such exchange or system is open for trading. Notwithstanding the foregoing, in the event no Fair Market Value can be determined pursuant to the provisions hereof, no annual grant shall be made for such fiscal year.

          C.  Option Agreement.  Options shall be evidenced by Option agreements
              ----------------
in substantially the form annexed hereto as Exhibit A as modified from time to time.

          D.  Option Terms:
              ------------

          1.  Exercise Price.  The purchase price per share ("Purchase Price")
              --------------
     deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share at the time of the grant of the Option, or the par value of the Share, whichever is the greater.

          2.  Period of Exercisability for Options to Purchase Shares.  Except
              -------------------------------------------------------
     as provided in Article VI(F), Options granted to Eligible Directors shall vest and become exercisable on the first anniversary of the date of grant.

          3.  Procedure for Exercise.  A Participant electing to exercise one or
              ----------------------
     more Options shall give written notice to the Secretary of the Company of such election and of the number of Options he or she has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares owned by the Participant for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination thereof.

          E.   Expiration.  Except as otherwise provided herein, if not
               ----------
previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

          F.   Acceleration of Exercisability.
               ------------------------------

          All Options granted and not previously exercisable shall become fully exercisable immediately upon the occurrence of a Change in Control (as defined herein). For this purpose, a "Change in Control" shall be deemed to have occurred upon any of the following:

               (a) the acquisition by any "person" (as such term is used in Section 13(d) or 14(d) of the Act) other than a person who is a stockholder of the Company on the effective date of the registration statement filed under the Securities Act relating to the first public offering of securities of the Company (an "Initial Shareholder") of 30% or more of the voting power of securities of Company or the acquisition by an Initial Shareholder other than an affiliate of Gabrielle Studio, Inc. (and excluding any such acquisition resulting from a purchase, sale or transfer of Takinyo Inc. stock by and between any of the current stockholders of Takihyo Inc.) of an additional 5% of the voting power of securities of the Company over and above that owned immediately after the closing date of the initial public offering of the Company's Common Stock; excluding, however, the following: (x) any acquisition by the Company or a Related Person or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Related Person; or

               (b) any merger or sale of substantially all of the assets of the Company under circumstances where the holders of 20% or more of the equity securities of the surviving entity of such transaction were not holders of the Common Stock of the Company immediately prior to the consummation of such transaction; or

               (c) any change in the composition of the Board of Directors of the Company not approved by (i) a majority of the Board prior to such change and (ii) by not less than two directors of the Company who were directors prior to the time any person who was not an Initial Shareholder acquired 30% or more of the voting power of securities of the Company.

VII. EFFECT OF TERMINATION OF DIRECTORSHIP
     -------------------------------------

          A.   Death, Disability or Otherwise Ceasing to be a Director.
               -------------------------------------------------------

          Upon Termination of Directorship on account of Disability, death, resignation or failure to stand for reelection or otherwise, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) first anniversary of the Participant's Termination of Directorship or (ii) the remaining term of the Option.

          B.   Cancellation of Options.
               -----------------------

          Except as provided in Article VI(F), Options that were not exercisable during the period such person serves as a director shall not become exercisable upon a Termination of Directorship for any reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

VIII.  NONTRANSFERABILITY OF OPTIONS
       -----------------------------

          No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void.

IX.  RIGHTS AS A STOCKHOLDER
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.


X.   TERMINATION, AMENDMENT AND MODIFICATION
     ---------------------------------------

          Subject to the number of Shares authorized for issuance under the Plan as provided in Article V(B), the Plan shall continue in effect without limit unless and until the Board otherwise determines. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond such termination date. The Committee or the Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate, provided that no such amendment may be made if either the authority to make such amendment or the amendment would cause the Eligible Directors to cease to be "disinterested persons" or "non-employee directors" with regard to this Plan or any other stock option or other equity plan of the Company for purposes of Rule 16b-3 and further provided that solely to the extent required by Section 16(b) of the Act, the provisions of the Plan relating to the amount, price and timing of, and eligibility for, awards shall not be amended more than once every six (6) months except to comport with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the foregoing, solely to the extent required by law, the Committee or the Board may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3 unless such approval is obtained. In no event, unless no longer required as a condition of compliance with the requirements of Rule 16b-3, shall the Committee or the Board, without the approval of stockholders, normally entitled to vote for the election of directors of the
Company:

          1. increase the number of Shares available for grants under this Plan;

          2. reduce the minimum exercise price at which any option may be exercised;

          3. change the requirements as to eligibility for participation under this Plan;

          4. change the number of Options to be granted or the date on which such Options are to be granted; or

          5.  increase the benefits accruing to Participants hereunder.

          This Plan may be amended or terminated at any time by the stockholders of the Company.

          Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.


XI.  USE OF PROCEEDS
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.


XII. GENERAL PROVISIONS
     ------------------

          A.   Right to Terminate Directorship.  This Plan shall not impose any
               -------------------------------
obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

          B.   Trusts, etc.  Nothing contained in the Plan and no action taken
               ------------
pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          C.   Notices.  Any notice to the Company required by or in respect of
               -------
this Plan will be addressed to the Company at 550 Seventh Avenue, New York, New York 10018, Attention: General Counsel, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          D.  Severability of Provisions.  If any provisions of the Plan shall
              --------------------------
be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          E.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          F.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          G.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

          H.   Section 16(b) of the Act.  All elections and transactions under
               ------------------------
the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


XIII.  ISSUANCE OF STOCK CERTIFICATES;
       LEGENDS; PAYMENT OF EXPENSES
       ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and payment
               ------------------
of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons, however, in the case of Options exercised pursuant to Section V(C)3 hereof, subject to the merger, consolidation, dissolution or liquidation triggering the rights under that section.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or transfer
               -------------------
taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. LISTING OF SHARES AND RELATED MATTERS
     -------------------------------------

          If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XV.  WITHHOLDING TAXES
     -----------------

          The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state or local taxes required by law to be withheld.

                                                                       EXHIBIT A
                                                                       ---------

                         DONNA KARAN INTERNATIONAL INC.
                                OPTION AGREEMENT
                                PURSUANT TO THE
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                  --------------------------------------------



Dear [Eligible Director]:

                             Preliminary Statement
                             ---------------------

          As a director of the Donna Karan International Inc. (the "Company") on the [Initial Grant Date/Annual Date of Grant] and pursuant to the terms of the Donna Karan International Inc. 1996 Non-Employee Director Stock Option Plan, annexed hereto as Exhibit 1 (the "Plan"), you, as an Eligible Director (as defined in the Plan), have been automatically granted a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below.

          The terms of the grant are as follows:

          1.   Tax Matters.  No part of the Option granted hereby is intended to
               -----------
qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   Grant of Option.  Subject in all respects to the Plan and the
               ---------------
terms and conditions set forth herein, you are hereby granted an Option to purchase from the Company up to [_________] Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

          3.   Exercisability.  Except as provided in Article VI(F) of the Plan
               --------------
in the event of a Change in Control, you may exercise all or any part of your Option on or after the six months and one day after the date of grant; provided, however, that your Option may be exercised only after you have served as a director to the Company for at least one year. Upon the occurrence of a Change in Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares.

          4.   Termination.  Unless terminated as provided below or otherwise
               -----------
pursuant to the Plan, the Option shall expire on the tenth anniversary of this grant.

          5.   Restriction on Transfer of Option.  The Option granted hereby is
               ---------------------------------
not transferable otherwise than by will or under the applicable laws of descent and distribution and during your lifetime may be exercised only by you or your guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          6.   Rights as a Shareholder.  You shall have no rights as a
               -----------------------
shareholder with respect to any Shares covered by the Option until you shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

          7.   Provisions of Plan Control.  This grant is subject to all the
               --------------------------
terms, conditions and provisions of the Plan and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this grant conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this grant shall be deemed to be modified accordingly.

          8.   Notices.  Any notice or communication given hereunder shall be in
               -------
writing and shall be deemed to have been duly given when delivered in person or, in the case of notice to the Company, by facsimile to the facsimile number set forth below, or when dispatched by telecopy, or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address (or, in the case of notice to the Company, facsimile number) set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(C) of the Plan.):

          If to the Company, to:

               Donna Karan International Inc.
               550 Seventh Avenue
               New York, New York  10018
               Attention:  General Counsel

          If to you, to:

               the address indicated on the signature page at the end of this grant.

                              Sincerely,


                              DONNA KARAN INTERNATIONAL INC.


                              By:______________________________
                                Name:
                                Title:

Accepted:


- -----------------------------
[PARTICIPANT]
Address:

                                       3